Exhibit 10.16

PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND, WHERE APPLICABLE, HAVE BEEN MARKED “[***],” SUCH REDACTIONS ARE IMMATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

Statement of Work

Author:	A. Hief, P. Nicke, B. May

Version:	V2.0

Template-ID:	MEGLO-TP00096 /1

Status:	DRAFT

Last Modified:	February 2st, 2018

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

TABLE OF CONTENTS

1. Project Summary, Concept and Approach	3

1.1. Summary	3
1.2. Contact Information	5
1.3. Definitions	6

2. Development Services	7

2.1. Requirements	7
2.2. Deliverables	8
2.3. RASIC	9
2.4. Subcontractors	10

3. Timeline (Milestones)	11

4. Communication	11

5. Change Control rules and agreements	12

6. Software	13

6.1. Use of Third Party Software	13
6.2. Open Source Software	13

7. IP-Rights - Ownership, license and Rights of use	14

8. Applicable Standards	14

9. Acceptance criteria	14

10. Fees and Payment	15

11. Serial Supply	15

12. Warranty	15

13. BMW Requirements	16

13.1. Rights to BMW Data	16
13.2. Information Security	18

14. Term of SOW, Termination	20

15. Export Controls	20

16. Escalation	21

17. System Qualification	22

18. Final Provisions	22

19. Amendments	23

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

Statement of Work (“SOW”)

This Statement of Work (“SOW”) is entered into by and between Magna Electronics Europe GmbH & Co. OHG, located at Kurfürst-Eppstein-Ring 9, 63877 Sailauf, Germany (hereinafter “MAGNA ELECTRONICS”) and INNOVIZ Technologies Ltd., 15 Atir Yeda Street, Kfar Saba, Israel (hereinafter “INNOVIZ”).

MAGNA ELECTRONICS and INNOVIZ are hereinafter referred to individually as a “Party” or jointly as the “Parties”.

MAGNA ELECTRONICS and INNOVIZ agree that this SOW shall be governed by the Joint Development and Master Supply Agreement entered into by and between the Parties or their affiliated companies dated December 5/7, 2017 (“Agreement”). In the event of a conflict between the terms of the Agreement and the terms of this SOW, the terms of the SOW shall prevail.

This SOW is valid from the date of the signature of the Agreement (“Effective Start Date”). Project work already performed by INNOVIZ before signature of the Agreement shall be governed by this SOW.

1. Project Summary, Concept and Approach

1.1.	Summary

This SOW describes the services to be performed, schedule, deliverables, terms and conditions, fees and expenses of a project between MAGNA ELECTRONICS and INNOVIZ for the customer BMW AG (hereinafter “BMW”).

The subject-matter of the present SOW is the execution of the following project (hereinafter the “Project” or “Development Project”):

“Long Range LiDAR as a key sensor to enable autonomous driving and support diverse ADAS functionality”

with the following key features

• Solid-State Lidar	• 4 LRF (Laser Range Finder) design for 120° horizontal FOV

• High Performance	• Native Resolution: 0.1° x 0.1°

• Scalable Architecture	• Pulsed 905nm

• Compact	• 2D MEMS scanning mirror

• Dense point cloud, Object Detection, Tracking & Classification	• Sensitive detector

• Direct TOF

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

The Lidar System exists out of [***]

The Compute Module consists of [***]

[***]

Both modules are directly powered by the vehicle.

1 ECU: Electronic Control Unit

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

[***]

Figure 1: Architecture Lidar System. Optical Module on the left side and the Compute Module on the right side.

•	Note: Some components or design may still change by the agreement of both parties.

1.2.	Contact information

MAGNA ELECTRONICS
Name	Title	Phone	Email
James Kane	Vice President Engineering	+1 (248) 265-4409	jim.kane@magna.com

INNOVIZ
Name	Title	Phone	Email
Mati Shani	Director of Program Management	+972-54-5546219	matis@innoviz.tech

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

1.3.	Definitions

In this SOW the terms defined below shall have the meaning attributed to them as follows unless the context otherwise clearly indicates:

Work Results	All substantive and intangible results, both final and preliminary, arising out of the execution of the Project, including, for example, innovations, design drafts, copyright, technical business or trade secrets and including, in particular, Know-how, proprietary information, documentation, reports, Customized Software, samples, models.

Modular Software	Software modules contained within the Development Result, which are or were created by INNOVIZ prior to the commencement of or outside the scope of the Project.

Third-Party Software	Software modules contained within the Development Result for which INNOVIZ is itself a licensee and Open Source Software and Free Software.

Customized Software	Software modules contained within the Development Result, which INNOVIZ creates as a part of the Development Project.

IP Rights	Definition of the Agreement is valid until otherwise agreed.

Milestones	Project or quality targets which are the subject of this SOW and, as the case may be, any product readiness agreement the Parties may enter into separately, which targets must be achieved by a defined date.

Software Access	Interfaces and options for accessing software and internal data content (such as software-internal memory storage and signals) for purposes of development, remote maintenance, testing, parameterization, updating or general use in communications between system components or with remote services such as interfaces and functionality such as Telnet access or diagnosis jobs.

Subcontractor	Third party engaged by INNOVIZ to undertake realization of the Development Project.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

2. Development Services

2.1.	Requirements

The particulars of the development services to be performed by INNOVIZ in realizing the Development Project (hereinafter the “Development Services”) and the assistance to be provided, where applicable, by MAGNA ELECTRONICS (hereinafter “Contributions to the Development”) are stipulated in

2.1.1. [***]	—	—	—	—	—	—	—

2.1.2. [***]

2.1.3. [***]

2.1.4 [***]

ANNEX 1 is going to be provided in English wording as soon as applicable and subject to further negotiations.

The Parties shall agree on further requirements, which need to be derived from the BMW requirements (see attached annex) within the first project phase, as early as reasonably possible. Once agreed in the form of an amendment or next revision of this SOW, such further requirements shall form an integral part of this SOW.

INNOVIZ shall perform the Development Services referred to in the attached annexes hereof on its own responsibility to the tasks under its RASIC.

MAGNA ELECTRONICS is entitled to attend the business premises of INNOVIZ during usual business hours by prior agreement, without disruption to INNOVIZ’ business operations, and to inform itself regarding the overall development status of the Project and of test results. INNOVIZ shall permit MAGNA ELECTRONICS to inspect and review the available Work Results (excluding any items relating to source code) at any time pending prior agreement. Such approval shall not be unreasonably withheld by Innoviz.

INNOVIZ shall ensure that, in performing its services, it shall at all times comply with the applicable legal norms and rules in effect as of the time of performance of its services, irrespective of whether it performs the services directly or indirectly by utilizing Subcontractors in connection with its performance of the services. To the extent that the Development Result (in particular software) is to be endowed with functionalities which are potentially capable of violating or circumventing legal norms, INNOVIZ must inform MAGNA ELECTRONICS thereof prior to formal acceptance.

INNOVIZ hereby undertakes that, in order to achieve the aims of the SOW, it shall exercise commercially reasonable care in selecting qualified personnel and monitoring them, and shall use commercially reasonable efforts to ensure continuity of the staffing required throughout the SOW term.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

INNOVIZ shall use commercially reasonable efforts to perform the Development Services and achieve specifications costs targets and cost requirements agreed in this SOW or any other safety and security and quality requirements which are likewise applicable. INNOVIZ shall exercise commercially reasonable care in performing the Development Services it is undertaking under this SOW, and shall make use of the most recent state-of-the-art science and technology available to it and deploy its proprietary knowledge and know-how, both currently existing and gained during the term of this SOW.

2.2.	Deliverables

The following table lists the Deliverables provided as part of this SOW:

•	Products

[***]

•	Developments Artefacts

•	Innoviz agrees to deliver all ISO 26262 related documentation

[***]                                                                      [***]

Strictly Confidential Disclosure or duplication without consent is prohibited

Figure 2: Lidar System Architecture with Indication of responsibilities (“CV IP” refers to all Computer Vision applications required by BMW)

Each party is responsible for their own development tools.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

The requirements & collaboration platforms have to be connected by a well-defined interface. Interface specification will be created in the first project phase (Gate-1) and documented in the project handbook.

2.3.	RASIC

RASIC between MAGNA ELECTRONICS and INNOVIZ is defined as follows:

System	MAGNA ELECTRONICS	INNOVIZ

[***]	R	S
[***]	R	S
[***]	R	S
[***]	R	S
[***]	R	S
[***]	R	S
[***]	R	S
[***]	R	S
[***]	R	I
[***]	R	S
[***]	R	S
[***]	R	I
[***]	R	S
[***]	R	S
[***]	R	I
[***]	R	S
[***]	A	R

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

[***]	A	R
[***]	A	R
[***]	A	R
[***]	A	R
[***]	R	S
[***]	A	R
[***]	S	R
[***]	A	R
[***]	A	R
[***]	A	R
[***]	I	R
[***]	A	R
[***]	S	R

2.4.	Subcontractors

INNOVIZ shall give advance written notice to MAGNA ELECTRONICS regarding any subcontracting with third parties and their development sites. MAGNA ELECTRONICS is entitled to object to subcontracting where good cause for such objection is present in respect of the identity of the third party to be engaged or where BMW refuses for good cause the acceptance of such third party.

In the event of subcontracting by INNOVIZ, INNOVIZ shall bear a duty to carefully select and monitor the third party and to involve that third party in a suitable fashion in the information and working processes to the extent necessary in order to execute the Development Project. In all cases, INNOVIZ’ engagement of third parties shall have no effect on INNOVIZ’ direct legal responsibility to MAGNA ELECTRONICS for performing the Development Services contracted for.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

3. Timeline (Milestones)

Schedule 1:

Milestone Name	Magna Due Date	Innoviz Due Date	Delivery
Gate-1 Gate-2	[***] [***]	[***] [***]	-refer to “DIA” - refer to “DIA”
Gate-3	[***]	[***]	- refer to “DIA”
I-200	[***]	[***]	- B-Sample Optical Module - Functionality: refer to “Implementation_plan_Lidar”
I-210	[***]	[***]	- refer to “Implementation_plan_Lidar”
Gate-4	[***]	[***]	- refer to “DIA”
I-290	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-300	[***]	[***]	- C-Sample Optical Module - Functionality: refer to “Implementation_plan_Lidar”
I-310	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-320	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-330	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-390	[***]	[***]	- refer to “Implementation_plan_Lidar”
Gate-5	[***]	[***]	- refer to “DIA”
I-400	[***]	[***]	- D-Sample Optical Module - Functionality: refer to“Implementation_plan_Lidar”
I-405	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-410	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-420	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-430	[***]	[***]	- refer to “Implementation_plan_Lidar”
I-490	[***]	[***]	- refer to “Implementation_plan_Lidar”
Gate-6	[***]	[***]	- refer to “DIA”
Gate-7	[***]	[***]	- refer to “DIA”
I-500	[***]	[***]	- refer to “Implementation_plan_Lidar”
Gate-8	[***]	[***]	- refer to “DIA”

Where it becomes apparent that it will not be possible to achieve an Innoviz Due Date, where an Innoviz Due Date is missed or where any grace period agreed for purposes of achieving a Due Date is missed, INNOVIZ shall inform MAGNA ELECTRONICS immediately and give reason for the delay.

4. Communication (frequency, methods, etc.)

The Parties shall by mutual agreement stipulate a reporting process in order to ensure the efficient exchange of information.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

During the initial project phase (Gate-1) both parties will agree on an exact project interaction setup. Exact methods and cadence will be maintained in the project handbook. Following generic methods shall be applied:

•	regular team meetings

•	jour fixes

•	regular steering boards for development purposes

•	Change control board

•	Workshops

•	Defect tracking meetings

5. Change Control rules and agreements

The change control mechanism will be finalized in the first project phase (Gate-1). An IT-tool based Change Management System is targeted. The mandatory participants shall be defined in the project handbook. Initial baseline shall be the following process:

[***]

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

Until such time as formal acceptance of the development Work Results takes place, MAGNA ELECTRONICS may at any time, in its reasonable discretion, and taking into account of INNOVIZ interests, request changes and additions to the Development Project for which it has contracted (hereinafter “Change Orders”). INNOVIZ shall propose changes to MAGNA ELECTRONICS which it considers necessary or expedient in light of changed legal or other mandatory rules or for other reasons. Without a Change Order or an equal written confirmation by MAGNA ELECTRONICS, INNOVIZ is not entitled to deviate from the specifications document, in particular not to include additional functions or to change the Work Results without the notification to MAGNA ELECTRONICS.

To the extent that any change entails an increase or reduction in costs and/or an overrun of a deadline, INNOVIZ shall alert MAGNA ELECTRONICS thereto at the same time as it makes the change proposal or immediately upon receipt of MAGNA ELECTRONICS Change Order, and shall submit a corresponding contract addendum proposal. Any changes under a Change Order shall be subject to a written agreement acceptable to both parties, stipulating, among others, the compensation for the additional costs or taking account of the reduced costs and of the Schedule.

6. Software

If and to the extent the Development Result includes software, then the following provisions shall apply to INNOVIZ:

6.1	Use of Third-Party Software

The use of Third-Party Software shall be disclosed to MAGNA ELECTRONICS in advance.

MAGNA ELECTRONICS is entitled to object to the use of certain Third-Party Software inserted into the Development Result where good cause for such objection is present or where BMW refuses for good reason the acceptance of such Third-Party Software.

The validity of MAGNA ELECTRONICS’ objection shall in all cases be limited to the components expressly referenced and to their specific use in line with the INNOVIZ’s application. INNOVIZ shall, at the time of rendering the relevant services, also deliver to MAGNA ELECTRONICS all information and items of property, including the relevant documentary evidence, which are required in order to verify the rights of use with respect to such components and which are necessary for the provision of such services.

Where INNOVIZ has actual knowledge of third-party IP rights which may constitute an obstacle to the Development Result envisaged, and for which INNOVIZ is unable to acquire the necessary licenses, it shall promptly communicate this to MAGNA ELECTRONICS upon learning thereof and shall obtain MAGNA ELECTRONICS’ decision on whether or not to use them.

6.2	Open Source Software

In addition, with respect to the use of Open Source Software, the “BMW Terms and Conditions for the Use of Open Source Software” in effect at the time of contracting (hereinafter the “OSS Terms and Conditions”) shall govern, and shall constitute a material element of the present SOW. The OSS Terms and Conditions may be downloaded from the following pathway: BMW Partner Portal of the BMW

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

Group https://b2b.bmwgroup.net /> Departments /> Purchasing – direct material /> Downloads for quotation /> BMW Terms and Conditions for the Implementation of Open Source Software. Any obligation owed to BMW under the BMW Terms and Conditions for the Use of Open Source Software shall be owed by INNOVIZ to MAGNA ELECTRONICS, and Innoviz shall otherwise assist or enable MAGNA ELECTRONICS to satisfy the BMW Terms and Conditions for the Use of Open Source Software in respect of Work Product or Deliverables from Innoviz.

7. IP Rights – Ownership, License and Rights of use

IP provisions are governed by Section 8 of the Joint Development and Master Supply Agreement between the parties unless extended or updated and agreed in written form.

8. Applicable Standards

All applicable automotive related standards have to be considered and fulfilled by INNOVIZ

9. Acceptance Criteria

Following completion of the Development Services for which the Parties have contracted and upon delivery of the Work Results and all other results for which INNOVIZ is responsible under the SOW (including documentation, electronic storage media etc.), MAGNA ELECTRONICS shall carry out formal acceptance of the Development Result. A formal acceptance process with specific timing for the process will be commonly agreed upon.

The acceptance criteria are jointly defined with BMW:

•	171010_Implementation_plan_Lidar_v6.xlsx (ANNEX 6)

Where the SOW envisages multiple individual Projects (e.g. multiple vehicle derivatives), a separate formal acceptance procedure shall be carried out for each individual Project. The parties shall not conduct any partial formal acceptance within such individual Projects.

However, formal acceptance shall be deferred until such time as INNOVIZ has eliminated any defects which may be ascertained.

Elimination of defects/remediation must be carried out promptly.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

10. Fees and Payment

Project Description	Project Name	Start of Production	SOW	Payment Due Date

Innoviz to provide InnovizPro™ High Resolution 3D LIDAR Sensor to Magna, for BMW’s Mass Production project, SOP [***]

This quotation refers to the Joint Development and Master Supply Agreement between Magna and Innoviz, dated December 2017

	Lidar BMW L2-G8810	Start of production is targeted for July 2021	The SOW will be provided in early 2018	Down payment [***] date: 31.12.2017

Qty	Item	Description	Unit Price (USD)	Total Price (EURO)
1	Down payment on NRE	Payable on start of project, end 2017	[***]	[***]

1	Remaining NRE payment	Payable on SOP, targeted for July 2021	[***]	[***]
Subtotal					[***]
Total					[***]

Innoviz will deliver InnovizOne and not InnovizPro (wording mistake in picture above).

11. Serial Supply

This SOW does not give rise to any duty on the part of MAGNA ELECTRONICS to engage INNOVIZ to provide serial supply (for vehicle production) in connection with the subject-matter of the SOW.

Changes by INNOVIZ to the approved Development Result, and in particular to software contained therein, are permitted only with MAGNA ELECTRONICS’s consent.

The prerequisite to any serial supply whatsoever by INNOVIZ to any MAGNA ELECTRONICS Group entity is a signed and written MAGNA ELECTRONICS purchase order.

12. Warranty

“Warranty Period. [***]

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

13. BMW Requirements

Innoviz shall comply with the following BMW requirements:

13.1	Rights to BMW Data

a) Within the meaning of these Requirements, “Data” are characters (e.g. numbers, letters or other symbols) or sequences of characters which are stored electronically, magnetically or in an otherwise not directly perceptible way, or transmitted or documented in any other form (e.g. on paper). Software in source code or object code and the Development Result do not constitute Data within the meaning of these requirements. E-Mails are no BMW data within the meaning of these requirements.

b) Within the meaning of these requirements, “BMW Data” are Data

aa. provided to INNOVIZ by Magna, an entity of the BMW Group itself or via a commissioned third party,

bb. INNOVIZ creates by order of Magna or BMW,

cc. resulting from processing of data within the meaning of e)cc. in connection with the performance of the services.

Within the meaning of these requirements, the provision of data is deemed the equivalent of the giving access to Data; the creation of Data is deemed the equivalent of the collection of Data.

c) In relation to INNOVIZ, BMW Group entities are entitled, subject to provisions under data privacy law or other mandatory provisions of law, to use the BMW Data in their free discretion and without any limitations in geographical, temporal or substantive scope, and in particular, to duplicate, process, provide to third parties or to exploit such BMW Data.

d) INNOVIZ is authorized

aa. to use BMW Data pursuant to b)aa. and b)bb. to the extent necessary to perform the services, bb. to provide the BMW Data to Subcontractors pursuant to Section b)aa. and b)bb., to the extent this is necessary to perform the services and provided that prior to providing such BMW Data INNOVIZ has imposed duties on the Subcontractors in line with these requirements, cc. to provide the BMW Data to third parties to the extent necessary based on mandatory rules or orders of courts, public authorities or legal requirements, always provided that such provision of BMW Data shall be kept as restrictive as possible and INNOVIZ shall inform BMW in writing prior to the intended provision of such BMW Data, unless such notice could not reasonably be given,

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

dd. to provide BMW Data to public authorities or, in the case of a legal dispute with BMW, to the courts, to the extent it is necessary in order to enforce or to defend its rights,

ee. to provide the BMW Data to its consultants bearing a professional duty of confidentiality (e.g. lawyers, auditors and/or tax advisors) to the extent that this is necessary for the provision of the consultancy services of such consultant and the Contractor ensures that the consultant does not disclose the BMW Data to third parties or exploit the BMW Data.

Rights of INNOVIZ to Data which INNOVIZ itself provides for purposes of the services but which are not BMW Data shall remain unaffected hereby.

e) Unless authorised under Section d) hereof by statutory provisions or explicit consent of Magna, INNOVIZ is prohibited from

aa. providing BMW Data to third parties,

bb. procuring BMW Data for itself or duplicating BMW Data (in particular by means of functionalities within the meaning of Section 1 without instructions from Magna to do so,

cc. creating Data or procuring Data for itself in connection with the performance of its services but without instructions from Magna to do so, where such Data relates to BMW Vehicles, their status or environment.

f) Where INNOVIZ breaches any obligation under Section e) hereof, Magna and BMW shall be entitled to assert a claim for information regarding the Data in existence and the use thereof in addition to its other contractual and statutory claims (in particular: injunctive claims, claims for cure of a breach as well as claims for damages).

g) INNOVIZ shall, upon request, hand over to Magna and BMW any BMW Data of which it has made copies or which it created itself completely and free of charge, or, to the extent it is neither possible nor reasonable for INNOVIZ to do so, procure access for Magna and BMW to the data storage media on which such BMW Data are stored.

h) INNOVIZ shall destroy all BMW Data upon request of Magna or BMW after the termination of the Agreement between Magna and INNOVIZ, such that there is no possibility of reconstructing the Data, and shall subsequently confirm promptly to Magna upon request in writing the fact that it has completed the destruction thereof. The duty to destruction of BMW Data shall not apply if and to the extent the BMW Data are subject to a statutory or any other duty of retention (e.g. for reasons of product liability) or if and to the extent INNOVIZ has to preserve BMW Data in order to fulfil further contractual obligations towards Magna and BMW.

i) INNOVIZ shall have no right of retention in respect of Magna’s or BMW’s claims for destruction of BMW Data or relinquishment to it of BMW Data.

j) Specifically, this section shall neither preclude nor restrict

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

aa. rights of the BMW Group based on ownership title or possession,

bb. rights of the BMW Group based on IP Rights, in particular copyright, and rights of use which have been transferred or granted or permissions which have been granted,

cc. statutes and agreements giving rise to duties of confidentiality or bans on exploitation in respect of INNOVIZ, and

dd. rights in respect of personal data (data privacy law).

13.2.	Information Security

a) INNOVIZ hereby warrants to Magna that the software used or created in connection with performance of the services shall be free of any functionalities presenting a risk to the integrity, confidentiality and availability of the services for which the Parties have contracted, or to other hardware or software or Data, as a result, for example, of functions

aa. which result in undesired export/leakage of Data,

bb. which result in undesired modifications /manipulations of Data or the sequential logic thereof or

cc. which result in undesired insertion of Data or undesired functional extensions.

“Undesired” within the meaning of these requirements is any function which has neither been requested by Magna or BMW nor offered by INNOVIZ with a specific description of the function thereof and the impacts of such function, where Magna or BMW has not accepted this in writing in the individual case.

b) BMW Data must be treated as trade and business secrets of the BMW Group. INNOVIZ must secure BMW Data and its own Data required for its performance of the services in line with the state of art and technology against unauthorized access, modification, destruction and other misuse (“Information Security”). In particular, INNOVIZ shall strictly separate BMW Data from Data of other clients and treat such BMW Data separately and shall implement corresponding protective mechanisms to protect BMW Data from access by other clients. To the extent that the security of BMW Data constitutes a part of INNOVIZ’ services, INNOVIZ shall put all precautions in place in line with the current state-of-the-art and technology in order to be in a position to re-create the Data at any time in a manner which is legally secure and free of Data loss.

c) Depending on the type and the level of protection required for the BMW Data in question, or the significance of INNOVIZ’ services in respect of the BMW Group’s business operations, Magna or BMW may demand that INNOVIZ implement a particular degree of security measures and furnish evidence as prescribed by Magna or BMW regarding an appropriate level of Information Security within the Contractor’s business, in particular by producing appropriate certificates (e.g. ISO/IEC 27001 “Information technology – IT security techniques – Information security management systems - Requirements”) or testing under the VDA model “TISAX” (Trusted Information Security Assessment Exchange).

d) INNOVIZ shall ensure that, in the course of performing the services, it does not deploy any software which might potentially cause damage (e.g. viruses, worms or Trojan horses) for example contained within drivers or firmware supplied together with the Contractor’s Work Results. INNOVIZ must verify this in suitable form and must confirm in writing to Magna upon request that, in undertaking such tests, it has not found any indications of any harmful software.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

e) Where INNOVIZ learns of an event constituting a breach of Information Security (e.g. security gaps, Data losses, malfunctions, hazards, infections by harmful software, Data misuse), and in particular of any unauthorized third-party access to BMW Data (e.g. Data leak or cyberattacks), or where INNOVIZ has information that, in the considered view of an expert, would justify the suspicion of such an event INNOVIZ shall promptly undertake the following measures without any charge to Magna or BMW at the direction of Magna:

aa. INNOVIZ shall notify BMW or Magna, as directed by Magna thereof,

bb. INNOVIZ shall take all necessary steps to investigate the factual situation and to limit the damage and shall support Magna or BMW, as directed by Magna, in respect thereof and,

cc. INNOVIZ shall support Magna or BMW, as directed by Magna, in re-constructing the Data in the event that the breach of Data security has caused an interruption of the services, a reduction in operational efficiency or the loss of Data.

dd. INNOVIZ shall, upon Magna’s or BMW’s request, furnish a security report to Magna or BMW, as directed by Magna, covering a prescribed review period. The requisite content of a report of this kind shall include, in particular, the results of security testing, Information Security risks identified as well as Information Security events identified and the manner in which they were dealt with.

f) INNOVIZ must

aa. identify a central contact for Information Security to Magna.

bb. enable Magna and/or BMW, at the direction of Magna upon request to satisfy itself regarding the INNOVIZ’ compliance with Information Security and the agreed data protection and security guidelines (“Audits”).INNOVIZ shall permit Magna’s and BMW’s Audits and shall perform all such cooperative action as is necessary for the Audit such as the provision of information. Magna and/or BMW may, upon timely advance notice and prior coordination with INNOVIZ, and to the extent possible and reasonable, without disrupting INNOVIZ’ business operations, attend INNOVIZ’ premises during normal business hours and satisfy itself with respect to the INNOVIZ’ compliance with the agreed technical and organizational measures; such inspections shall include INNOVIZ’ IT systems, Magna and BMW are each authorized to have such Audits performed by an external qualified entity on which a duty of confidentiality vis-à-vis third parties has been imposed. Magna’s and BMW’s legal rights of control and information are neither limited nor precluded by the foregoing.

g) INNOVIZ shall inform Magna regarding its development sites which are relevant to the performance of its services under this contract. The change of any development site shall require Magna’s prior written consent, which may not be unreasonably withheld.

h) INNOVIZ shall promptly inform Magna as soon as it becomes aware of a change of any development site of a Subcontractor.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

i) INNOVIZ shall ensure that all of its Subcontractors are subject to suitable contractual rules vis-à-vis the Contractor imposing a contractual duty on them to comply with the provisions in force in this Section (Data and Information Security).

14. Term of SOW, Termination

This SOW shall come into force at the Effective Start Date and, unless terminated earlier due to a material breach as set forth below, shall remain in force until conclusion of the Development Project. Both Parties shall have the right to terminate this SOW due to a material breach of the other party, according to the terms set forth in Section 7.2 of the Agreement. It is deemed to be a material breach, where INNOVIZ violates a relevant legal rule or where the services constitute a violation of any relevant legal provision, contrary to this SOW. Good cause shall, in particular, be deemed present where INNOVIZ or any Subcontractor directly or indirectly engaged by it fails to comply with or violates any relevant provision of law and it thus becomes unreasonable to expect MAGNA ELECTRONICS to continue collaborating with INNOVIZ, taking account of all of the circumstances and weighing the interests of each of the Parties.

In addition, MAGNA ELECTRONICS shall be entitled to terminate this SOW without good cause prior to formal acceptance of the Development Services solely if BMW terminates the project (in which event, MAGNA ELECTRONICS shall provide INNOVIZ with written confirmation to BMW’s termination of the project). In such case, MAGNA ELECTRONICS shall compensate INNOVIZ for the expenditures it has verifiably incurred prior to termination and which have resulted directly from the Development Services contracted and for the costs resulting from liabilities which cannot be rescinded, to a maximum total of the amount of the agreed compensation. INNOVIZ shall not be entitled to any claims for specific performance or damages exceeding the foregoing by virtue of the termination.

Where the normative substance of individual provisions under this SOW apply beyond the end of the Parties’ contract, such provisions shall to such extent also remain in force following the end of the SOW. The foregoing shall apply, in particular, to the provisions contained in “Confidentiality”, IP Rights, Ownership, License and Rights of use”, “Industrialization and Serial Supply” and “Rights to BMW Data”.

All items of property provided by MAGNA ELECTRONICS to INNOVIZ, including all drawings and other documents, data media, devices and tools, must be returned to MAGNA ELECTRONICS, irrespective of whether they have been modified or not modified.

15. Export Controls

INNOVIZ shall comply with all applicable laws and regulations, in particular in respect of export controls (including US and locally applicable export control laws). INNOVIZ must alert Magna to potential export restrictions with respect to the development services to be rendered by it, which may be applicable in the country of manufacture and/or of delivery. INNOVIZ must inform Magna if the development services

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

are subject to any export/re-export approval under US law. Where INNOVIZ is legally domiciled within the European Union, it must alert Magna to existing obligations to obtain approvals for dual-use goods and armaments in line with the EU export restrictions and national legislation implementing such restrictions. INNOVIZ shall, in addition, inform Magna of the applicable classification number (e.g. the ECCN Export Control Classification Number for US products, the “AL number” of goods listed in the German export list or in the EC Dual-Use Regulation, etc.) as well as with respect to potential exemption permits for goods and manufacturing resources.

16. Escalation

The escalation process shall be documented in the project handbook. The following scheme shall applied:

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

The overall steering board is defined as follows:

17. System Qualification

The system qualification (environmental testing and EMC in accordance to LV124) for the Compute Module will be handled by Magna. The system qualification (environmental testing and EMC in accordance to LV124) for the Optical Module will be handled by Innoviz.Innoviz is obliged to support Magna with all essential information and services in order to fulfil the system qualification.

18. Final Provisions

No amendments or addenda to this SOW shall be valid unless made in written form. The Parties may only waive the written form requirement in writing.

In the event that any provision of this SOW should be or become invalid, the validity of this SOW shall otherwise not be affected thereby. To the extent reasonable, the Parties shall bear a duty in good faith to replace the invalid term by a term which is permissible and is the equivalent thereof in terms of its commercial effect, provided that this does not result in any material amendment to the substance of the Parties’ SOW.

Magna Electronics Europe GmbH & Co. OHG Kurfürst-Eppstein-Ring 9 63877 Sailauf, Germany

Both Parties are only permitted to make any statements in advertising or in connection with other forms of communication to the public or public authorities with respect to the subject-matter of the Parties’ Agreement by prior mutual written consent, except where this is required based on mandatory provisions of law. In such case, the relevant Party shall inform the other Party in writing in a timely manner prior to making the statement in question and shall coordinate with the other Party in respect thereof.

Disputes in connection with this SOW shall be governed by the law of the Federal Republic of Germany, with exclusive jurisdiction and venue vested in the courts of Munich. The Parties hereby agree that the UN Convention on the International Sale of Goods (CISG) of 11th April 1980 shall not apply.

19. Amendments

The parties are aware of the fact that the specific work and development services provided by INNOVIZ and related to the specified RASIC may need additional agreements between the parties in order to meet all (BMW) customer requirements. INNOVIZ herewith confirms its willingness and efforts to negotiate and conclude further specifications in order to satisfy all BMW standards.

20. Annexes

ANNEX 2    [***]

ANNEX 3    [***]

ANNEX 6    [***]

Annex 1 & 4 are subject to further negotiation.

Accepted and Approved:

Signature by the authorized representative of both parties’ below constitutes acceptance of and notice to proceed with this agreement.

For	INNOVIZ TECHNOLOGIES LTD.	MAGNA ELECTRONICS

Signed By		/s/ Rainer Bruns	/s/ Ulla Euler
Name	Eldar Cegla	Rainer Bruns	Ulla Euler
Title	CFO	VP Global Operations and Quality	Head of Finance & Controlling Europe

Date	February 2, 2018